EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Second Quarter 2021 Financial Results and Declares Dividend

HONOLULU, Hawaii July 23, 2021--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended June 30, 2021.

“We are pleased with our financial performance during the second quarter, which was driven by the strong return of tourism and pickup in the local economy,” said Bob Harrison, Chairman, President and CEO. “We had good activity in the loan portfolio, solid growth in fee income and credit quality remained excellent. In addition, we benefitted from the improved outlook for the local economy with the release of $35 million from our reserves for credit losses.”

On July 21, 2021 the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on September 3, 2021 to stockholders of record at the close of business on August 23, 2021.

Second Quarter 2021 Highlights:

●	Net income of $86.7 million, or $0.67 per diluted share
●	Total loans and leases decreased $196.5 million, or 1.5%, versus prior quarter
●	Total deposits increased $701.4 million, or 3.5%, versus prior quarter
●	Recorded a $35.0 million negative provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share
●	Repurchased $22.4 million of stock under share repurchase program

Balance Sheet

Total assets were $24.2 billion as of June 30, 2021, compared to $23.5 billion as of March 31, 2021.

Gross loans and leases were $13.1 billion as of June 30, 2021, a decrease of $196.5 million, or 1.5%, from $13.3 billion as of March 31, 2021.

Total deposits were $20.8 billion as of June 30, 2021, an increase of $701.4 million, or 3.5%, from $20.1 billion as of March 31, 2021.

Net Interest Income

Net interest income for the second quarter of 2021 was $131.5 million, an increase of $2.3 million, or 1.8%, compared to $129.2 million for the prior quarter.

The net interest margin (NIM) was 2.46% in the second quarter of 2021, a decrease of 9 basis points compared to 2.55% in the first quarter of 2021.

Provision Expense

During the quarter ended June 30, 2021, we recorded a $35.0 million negative provision for credit losses. We did not record a provision for credit losses. in the quarter ended March 31, 2021.

Noninterest Income

Noninterest income was $49.4 million in the second quarter of 2021, an increase of $5.5 million compared to noninterest income of $43.9 million in the first quarter of 2021.

Noninterest Expense

Noninterest expense was $99.4 million in the second quarter of 2021, an increase of $3.1 million compared to noninterest expense of $96.3 million in the first quarter of 2021.

The efficiency ratio was 54.7% and 55.5% for the quarters ended June 30, 2021 and March 31, 2021, respectively.

Taxes

The effective tax rate was 25.5% for the quarter ended June 30, 2021 and 24.8% for the quarter ended March 31, 2021.

Asset Quality

The allowance for credit losses was $169.1 million, or 1.29% of total loans and leases, as of June 30, 2021, compared to $200.4 million, or 1.51% of total loans and leases, as of March 31, 2021. The reserve for unfunded commitments was $29.2 million as of June 30, 2021 compared to $34.1 million as of March 31, 2021. Net charge-offs were $1.1 million, or 0.03% of average loans and leases on an annualized basis for the quarter ended June 30, 2021, compared to net charge-offs of $4.6 million, or 0.14% of average loans and leases on an annualized basis for the quarter ended March 31, 2021. Total non-performing assets were $8.9 million, or 0.07% of total loans and leases and other real estate owned, at June 30, 2021, compared to total non-performing assets of $9.1 million, or 0.07% of total loans and leases and other real estate owned at March 31, 2021.

Capital

Total stockholders’ equity was $2.7 billion at both June 30, 2021 and March 31, 2021.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.68%, 12.76% and 14.01%, respectively, at June 30, 2021, compared with 7.90%, 12.82% and 14.07%, respectively, at March 31, 2021.

The Company repurchased 0.8 million shares of common stock at a total cost of $22.4 million under the stock repurchase program in the second quarter. The average cost was $27.99 per share repurchased. Remaining buyback authority under the stock repurchase program was $43.1 million at June 30, 2021.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time. To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID: 3681457. A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available two hours after the conclusion of the call until 4:30 p.m. (Eastern Time) on July 30, 2021. Access the replay by dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 3681457.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Use of Non-GAAP Financial Measures

We present net interest income, noninterest income, noninterest expense, net income, earnings per share (basic and diluted) and the related ratios described below, on an adjusted, or “core,” basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity.

Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

Tables 14 and 15 at the end of this document provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Susan Kam
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	skam@fhb.com

Financial Highlights					Table 1
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share data)	2021	2021	2020	2021	2020
Operating Results:
Net interest income	$131,481	$129,158	$127,822	$260,639	$266,505
Provision for credit losses	(35,000)	—	55,446	(35,000)	96,646
Noninterest income	49,371	43,868	45,656	93,239	94,884
Noninterest expense	99,388	96,306	91,450	195,694	187,916
Net income	86,741	57,693	20,049	144,434	58,914
Basic earnings per share	0.67	0.44	0.15	1.11	0.45
Diluted earnings per share	0.67	0.44	0.15	1.11	0.45
Dividends declared per share	0.26	0.26	0.26	0.52	0.52
Dividend payout ratio	38.81%	59.09%	173.33%	46.85%	115.56%
Supplemental Income Statement Data (non-GAAP):
Core net interest income	$131,481	$129,158	$127,822	$260,639	$266,505
Core noninterest income	49,269	43,868	45,867	93,137	95,010
Core noninterest expense	98,228	96,306	91,450	194,534	187,916
Core net income	87,704	57,693	20,204	145,397	59,007
Core basic earnings per share	0.68	0.44	0.16	1.12	0.45
Core diluted earnings per share	0.68	0.44	0.16	1.12	0.45
Performance Ratios(1):
Net interest margin	2.46%	2.55%	2.58%	2.50%	2.84%
Core net interest margin (non-GAAP)	2.46%	2.55%	2.58%	2.50%	2.84%
Efficiency ratio	54.74%	55.53%	52.70%	55.12%	51.99%
Core efficiency ratio (non-GAAP)	54.13%	55.53%	52.64%	54.81%	51.97%
Return on average total assets	1.45%	1.02%	0.36%	1.24%	0.56%
Core return on average total assets (non-GAAP)	1.46%	1.02%	0.36%	1.25%	0.56%
Return on average tangible assets (non-GAAP)	1.51%	1.07%	0.38%	1.30%	0.58%
Core return on average tangible assets (non-GAAP)(2)	1.53%	1.07%	0.38%	1.30%	0.58%
Return on average total stockholders' equity	12.92%	8.58%	2.99%	10.75%	4.42%
Core return on average total stockholders' equity (non-GAAP)	13.07%	8.58%	3.01%	10.82%	4.43%
Return on average tangible stockholders' equity (non-GAAP)	20.51%	13.51%	4.74%	16.99%	7.04%
Core return on average tangible stockholders’ equity (non-GAAP)(3)	20.74%	13.51%	4.77%	17.10%	7.05%
Average Balances:
Average loans and leases	$13,205,086	$13,242,270	$13,956,669	$13,223,575	$13,574,048
Average earning assets	21,539,264	20,476,149	19,854,795	21,010,643	18,834,492
Average assets	24,015,065	22,944,699	22,341,654	23,482,839	21,327,479
Average deposits	20,638,015	19,503,067	18,540,394	20,073,676	17,541,849
Average stockholders' equity	2,691,966	2,727,701	2,697,775	2,709,735	2,679,293
Market Value Per Share:
Closing	28.34	27.37	17.24	28.34	17.24
High	29.85	30.80	21.50	30.80	31.25
Low	24.75	23.14	13.56	23.14	13.56

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share data)	2021	2021	2020	2020
Balance Sheet Data:
Loans and leases	$13,103,785	$13,300,289	$13,279,097	$13,764,030
Total assets	24,246,328	23,497,596	22,662,831	22,993,715
Total deposits	20,835,115	20,133,681	19,227,723	19,361,634
Short-term borrowings	—	—	—	200,000
Long-term borrowings	200,000	200,010	200,010	200,019
Total stockholders' equity	2,731,341	2,683,630	2,744,104	2,701,897

Per Share of Common Stock:
Book value	$21.17	$20.68	$21.12	$20.81
Tangible book value (non-GAAP)(4)	13.45	13.01	13.46	13.14

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.07%	0.07%	0.07%	0.24%
Allowance for credit losses for loans and leases / total loans and leases	1.29%	1.51%	1.57%	1.40%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.76%	12.82%	12.47%	11.86%
Tier 1 Capital Ratio	12.76%	12.82%	12.47%	11.86%
Total Capital Ratio	14.01%	14.07%	13.73%	13.11%
Tier 1 Leverage Ratio	7.68%	7.90%	8.00%	7.75%
Total stockholders' equity to total assets	11.26%	11.42%	12.11%	11.75%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.47%	7.50%	8.07%	7.76%

Non-Financial Data:
Number of branches	54	54	54	58
Number of ATMs	294	297	297	295
Number of Full-Time Equivalent Employees	2,087	2,090	2,103	2,100

(1)	Except for the efficiency ratio and the core efficiency ratio, amounts are annualized for the three and six months ended June 30, 2021 and 2020 and the three months ended March 31, 2021.
(2)	Core return on average tangible assets is a non-GAAP financial measure. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(3)	Core return on average tangible stockholders’ equity is a non-GAAP financial measure. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(4)	Tangible book value is a non-GAAP financial measure. We compute our tangible book value as the ratio of tangible stockholders’ equity to shares outstanding. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Interest income
Loans and lease financing	$110,919	$110,939	$122,298	$221,858	$257,269
Available-for-sale securities	24,637	23,146	17,529	47,783	38,739
Other	666	491	792	1,157	3,143
Total interest income	136,222	134,576	140,619	270,798	299,151
Interest expense
Deposits	3,363	4,056	8,583	7,419	24,183
Short-term and long-term borrowings	1,378	1,362	4,214	2,740	8,463
Total interest expense	4,741	5,418	12,797	10,159	32,646
Net interest income	131,481	129,158	127,822	260,639	266,505
Provision for credit losses	(35,000)	—	55,446	(35,000)	96,646
Net interest income after provision for credit losses	166,481	129,158	72,376	295,639	169,859
Noninterest income
Service charges on deposit accounts	6,632	6,718	5,927	13,350	14,877
Credit and debit card fees	16,746	14,551	10,870	31,297	25,819
Other service charges and fees	10,303	8,846	7,912	19,149	16,451
Trust and investment services income	8,707	8,492	8,664	17,199	18,255
Bank-owned life insurance	3,104	2,389	4,432	5,493	6,692
Investment securities gains (losses), net	102	—	(211)	102	(126)
Other	3,777	2,872	8,062	6,649	12,916
Total noninterest income	49,371	43,868	45,656	93,239	94,884
Noninterest expense
Salaries and employee benefits	45,982	43,936	42,414	89,918	87,243
Contracted services and professional fees	16,516	17,188	15,478	33,704	31,533
Occupancy	7,314	7,170	7,302	14,484	14,545
Equipment	6,362	5,491	5,207	11,853	9,915
Regulatory assessment and fees	1,826	2,034	2,100	3,860	4,046
Advertising and marketing	1,469	1,591	1,402	3,060	3,225
Card rewards program	6,262	4,835	5,163	11,097	12,178
Other	13,657	14,061	12,384	27,718	25,231
Total noninterest expense	99,388	96,306	91,450	195,694	187,916
Income before provision for income taxes	116,464	76,720	26,582	193,184	76,827
Provision for income taxes	29,723	19,027	6,533	48,750	17,913
Net income	$86,741	$57,693	$20,049	$144,434	$58,914
Basic earnings per share	$0.67	$0.44	$0.15	$1.11	$0.45
Diluted earnings per share	$0.67	$0.44	$0.15	$1.11	$0.45
Basic weighted-average outstanding shares	129,392,339	129,933,104	129,856,730	129,661,228	129,876,218
Diluted weighted-average outstanding shares	129,828,847	130,589,878	130,005,195	130,164,762	130,163,722

Consolidated Balance Sheets	Table 3
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2021	2021	2020	2020
Assets
Cash and due from banks	$347,861	$278,994	$303,373	$347,592
Interest-bearing deposits in other banks	1,558,437	983,816	737,571	1,507,630
Investment securities, at fair value (amortized cost: $6,951,153 as of June 30, 2021, $6,708,431 as of March 31, 2021, $5,985,031 as of December 31, 2020 and $5,025,433 as of June 30, 2020)	6,953,930	6,692,479	6,071,415	5,135,775
Loans held for sale	1,241	9,390	11,579	6,698
Loans and leases	13,103,785	13,300,289	13,279,097	13,764,030
Less: allowance for credit losses	169,148	200,366	208,454	192,120
Net loans and leases	12,934,637	13,099,923	13,070,643	13,571,910

Premises and equipment, net	319,452	319,949	322,401	322,919
Other real estate owned and repossessed personal property	—	—	—	446
Accrued interest receivable	66,734	69,879	69,626	58,420
Bank-owned life insurance	466,402	468,927	466,537	458,720
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	10,007	10,869	10,731	11,595
Other assets	592,135	567,878	603,463	576,518
Total assets	$24,246,328	$23,497,596	$22,662,831	$22,993,715
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,245,193	$11,958,606	$11,705,609	$12,481,543
Noninterest-bearing	8,589,922	8,175,075	7,522,114	6,880,091
Total deposits	20,835,115	20,133,681	19,227,723	19,361,634
Short-term borrowings	—	—	—	200,000
Long-term borrowings	200,000	200,010	200,010	200,019
Retirement benefits payable	144,101	143,736	143,373	138,624
Other liabilities	335,771	336,539	347,621	391,541
Total liabilities	21,514,987	20,813,966	19,918,727	20,291,818

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,542,398 / 129,019,871 shares as of June 30, 2021, issued/outstanding: 140,455,180 / 129,749,890 shares as of March 31, 2021, issued/outstanding: 140,191,133 / 129,912,272 shares as of December 31, 2020 and issued/outstanding: 140,140,542 / 129,866,898 shares as of June 30, 2020)	1,405	1,405	1,402	1,401
Additional paid-in capital	2,520,790	2,517,048	2,514,014	2,509,271
Retained earnings	550,511	497,418	473,974	415,296
Accumulated other comprehensive (loss) income, net	(29,702)	(43,435)	31,604	52,731
Treasury stock (11,522,527 shares as of June 30, 2021, 10,705,290 shares as of March 31, 2021, 10,278,861 shares as of December 31, 2020 and 10,273,644 shares as of June 30, 2020)	(311,663)	(288,806)	(276,890)	(276,802)
Total stockholders' equity	2,731,341	2,683,630	2,744,104	2,701,897
Total liabilities and stockholders' equity	$24,246,328	$23,497,596	$22,662,831	$22,993,715

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2021			March 31, 2021			June 30, 2020
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,503.0	$0.4	0.10%	$938.7	$0.2	0.10%	$1,436.2	$0.4	0.10%
Available-for-Sale Investment Securities
Taxable	6,298.3	22.5	1.43	5,949.9	22.1	1.49	4,389.7	17.5	1.60
Non-Taxable	468.4	2.7	2.30	278.0	1.3	1.80	0.7	—	2.58
Total Available-for-Sale Investment Securities	6,766.7	25.2	1.49	6,227.9	23.4	1.50	4,390.4	17.5	1.60
Loans Held for Sale	2.0	—	1.44	9.2	0.1	2.46	9.8	0.1	2.93
Loans and Leases(1)
Commercial and industrial	2,882.1	21.1	2.94	3,026.7	20.4	2.74	3,601.0	24.3	2.71
Commercial real estate	3,419.7	25.3	2.97	3,385.2	24.9	2.98	3,438.8	28.3	3.31
Construction	800.9	6.3	3.15	746.8	5.8	3.16	584.1	4.9	3.35
Residential:
Residential mortgage	3,765.4	34.0	3.62	3,696.1	34.7	3.76	3,682.7	35.7	3.88
Home equity line	812.6	5.5	2.72	822.0	5.7	2.80	885.2	6.8	3.07
Consumer	1,277.9	16.9	5.32	1,323.7	17.7	5.43	1,526.5	20.6	5.42
Lease financing	246.5	1.9	3.06	241.8	1.8	3.02	238.4	1.7	2.88
Total Loans and Leases	13,205.1	111.0	3.37	13,242.3	111.0	3.39	13,956.7	122.3	3.52
Other Earning Assets	62.5	0.3	1.91	58.0	0.3	1.79	61.7	0.4	2.79
Total Earning Assets(2)	21,539.3	136.9	2.55	20,476.1	135.0	2.66	19,854.8	140.7	2.84
Cash and Due from Banks	290.7			294.0			295.1
Other Assets	2,185.1			2,174.6			2,191.8
Total Assets	$24,015.1			$22,944.7			$22,341.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,361.8	$0.5	0.03%	$5,975.1	$0.6	0.04%	5,501.9	$0.9	0.07%
Money Market	3,783.1	0.5	0.06	3,530.0	0.4	0.05	3,270.3	1.1	0.13
Time	2,034.5	2.3	0.45	2,288.5	3.0	0.53	3,335.6	6.6	0.79
Total Interest-Bearing Deposits	12,179.4	3.3	0.11	11,793.6	4.0	0.14	12,107.8	8.6	0.29
Short-Term Borrowings	—	—	—	—	—	—	395.6	2.8	2.88
Long-Term Borrowings	200.0	1.4	2.76	200.0	1.4	2.76	200.0	1.4	2.77
Total Interest-Bearing Liabilities	12,379.4	4.7	0.15	11,993.6	5.4	0.18	12,703.4	12.8	0.41
Net Interest Income		$132.2			$129.6			$127.9
Interest Rate Spread			2.40%			2.48%			2.43%
Net Interest Margin			2.46%			2.55%			2.58%
Noninterest-Bearing Demand Deposits	8,458.6			7,709.5			6,432.6
Other Liabilities	485.1			513.9			507.9
Stockholders' Equity	2,692.0			2,727.7			2,697.8
Total Liabilities and Stockholders' Equity	$24,015.1			$22,944.7			$22,341.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.7 million, $0.4 million and $0.1 million for the three months ended June 30, 2021, March 31, 2021 and June 30, 2020, respectively.

Average Balances and Interest Rates						Table 5
	Six Months Ended			Six Months Ended
	June 30, 2021			June 30, 2020
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,222.4	$0.6	0.10%	$976.5	$2.0	0.40%
Available-for-Sale Investment Securities
Taxable	6,125.1	44.6	1.46	4,211.4	38.7	1.84
Non-Taxable	373.7	4.0	2.11	0.4	—	2.58
Total Available-for-Sale Investment Securities	6,498.8	48.6	1.49	4,211.8	38.7	1.84
Loans Held for Sale	5.6	0.1	2.28	12.8	0.1	2.17
Loans and Leases(1)
Commercial and industrial	2,954.0	41.5	2.84	3,188.4	48.9	3.08
Commercial real estate	3,402.6	50.2	2.98	3,426.3	62.9	3.69
Construction	774.0	12.1	3.16	561.5	10.6	3.79
Residential:
Residential mortgage	3,730.9	68.7	3.68	3,711.5	73.4	3.95
Home equity line	817.3	11.2	2.76	886.3	14.5	3.28
Consumer	1,300.7	34.7	5.37	1,569.2	43.6	5.59
Lease financing	244.1	3.7	3.04	230.8	3.3	2.90
Total Loans and Leases	13,223.6	222.1	3.38	13,574.0	257.2	3.80
Other Earning Assets	60.2	0.5	1.85	59.4	1.2	3.99
Total Earning Assets(2)	21,010.6	271.9	2.60	18,834.5	299.2	3.19
Cash and Due from Banks	292.3			311.2
Other Assets	2,179.9			2,181.8
Total Assets	$23,482.8			$21,327.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,169.5	$1.1	0.04%	$5,296.1	$4.2	0.16%
Money Market	3,657.3	1.0	0.05	3,167.6	5.7	0.36
Time	2,160.8	5.3	0.49	2,935.1	14.3	0.98
Total Interest-Bearing Deposits	11,987.6	7.4	0.12	11,398.8	24.2	0.43
Short-Term Borrowings	—	—	—	398.6	5.7	2.88
Long-Term Borrowings	200.0	2.7	2.76	200.0	2.7	2.77
Total Interest-Bearing Liabilities	12,187.6	10.1	0.17	11,997.4	32.6	0.55
Net Interest Income		$261.8			$266.6
Interest Rate Spread			2.43%			2.64%
Net Interest Margin			2.50%			2.84%
Noninterest-Bearing Demand Deposits	8,086.1			6,143.0
Other Liabilities	499.4			507.8
Stockholders' Equity	2,709.7			2,679.3
Total Liabilities and Stockholders' Equity	$23,482.8			$21,327.5

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.1 million and $0.1 million for the six months ended June 30, 2021 and 2020, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended June 30, 2021
	Compared to March 31, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.2	$—	$0.2
Available-for-Sale Investment Securities
Taxable	1.3	(0.9)	0.4
Non-Taxable	1.0	0.4	1.4
Total Available-for-Sale Investment Securities	2.3	(0.5)	1.8
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(0.9)	1.6	0.7
Commercial real estate	0.4	—	0.4
Construction	0.5	—	0.5
Residential:
Residential mortgage	0.6	(1.3)	(0.7)
Home equity line	(0.1)	(0.1)	(0.2)
Consumer	(0.5)	(0.3)	(0.8)
Lease financing	0.1	—	0.1
Total Loans and Leases	0.1	(0.1)	—
Total Change in Interest Income	2.5	(0.6)	1.9

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	(0.1)	(0.1)
Money Market	—	0.1	0.1
Time	(0.3)	(0.4)	(0.7)
Total Interest-Bearing Deposits	(0.3)	(0.4)	(0.7)
Total Change in Interest Expense	(0.3)	(0.4)	(0.7)
Change in Net Interest Income	$2.8	$(0.2)	$2.6

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended June 30, 2021
	Compared to June 30, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Available-for-Sale Investment Securities
Taxable	$7.0	$(2.0)	$5.0
Non-Taxable	2.7	—	2.7
Total Available-for-Sale Investment Securities	9.7	(2.0)	7.7
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(5.2)	2.0	(3.2)
Commercial real estate	(0.1)	(2.9)	(3.0)
Construction	1.7	(0.3)	1.4
Residential:
Residential mortgage	0.8	(2.5)	(1.7)
Home equity line	(0.5)	(0.8)	(1.3)
Consumer	(3.3)	(0.4)	(3.7)
Lease financing	0.1	0.1	0.2
Total Loans and Leases	(6.5)	(4.8)	(11.3)
Other Earning Assets	—	(0.1)	(0.1)
Total Change in Interest Income	3.1	(6.9)	(3.8)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	(0.5)	(0.4)
Money Market	0.1	(0.7)	(0.6)
Time	(2.0)	(2.3)	(4.3)
Total Interest-Bearing Deposits	(1.8)	(3.5)	(5.3)
Short-Term Borrowings	(1.4)	(1.4)	(2.8)
Total Change in Interest Expense	(3.2)	(4.9)	(8.1)
Change in Net Interest Income	$6.3	$(2.0)	$4.3

Analysis of Change in Net Interest Income			Table 8
	Six Months Ended June 30, 2021
	Compared to June 30, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.3	$(1.7)	$(1.4)
Available-for-Sale Investment Securities
Taxable	15.0	(9.1)	5.9
Non-Taxable	4.0	—	4.0
Total Available-for-Sale Investment Securities	19.0	(9.1)	9.9
Loans and Leases
Commercial and industrial	(3.6)	(3.8)	(7.4)
Commercial real estate	(0.4)	(12.3)	(12.7)
Construction	3.5	(2.0)	1.5
Residential:
Residential mortgage	0.4	(5.1)	(4.7)
Home equity line	(1.1)	(2.2)	(3.3)
Consumer	(7.3)	(1.6)	(8.9)
Lease financing	0.2	0.2	0.4
Total Loans and Leases	(8.3)	(26.8)	(35.1)
Other Earning Assets	—	(0.7)	(0.7)
Total Change in Interest Income	11.0	(38.3)	(27.3)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.5	(3.6)	(3.1)
Money Market	0.8	(5.5)	(4.7)
Time	(3.1)	(5.9)	(9.0)
Total Interest-Bearing Deposits	(1.8)	(15.0)	(16.8)
Short-Term Borrowings	(2.8)	(2.9)	(5.7)
Total Change in Interest Expense	(4.6)	(17.9)	(22.5)
Change in Net Interest Income	$15.6	$(20.4)	$(4.8)

Loans and Leases				Table 9
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2021	2021	2020	2020
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$1,753,444	$1,962,672	$2,218,266	$2,507,312
Paycheck Protection Program loans	811,103	1,158,764	801,241	916,396
Total commercial and industrial	2,564,547	3,121,436	3,019,507	3,423,708
Commercial real estate	3,528,068	3,396,233	3,392,676	3,423,499
Construction	853,865	739,271	735,819	617,935
Residential:
Residential mortgage	3,821,407	3,715,676	3,690,218	3,691,950
Home equity line	825,368	805,746	841,624	876,491
Total residential	4,646,775	4,521,422	4,531,842	4,568,441
Consumer	1,267,559	1,283,779	1,353,842	1,492,160
Lease financing	242,971	238,148	245,411	238,287
Total loans and leases	$13,103,785	$13,300,289	$13,279,097	$13,764,030

Deposits				Table 10
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2021	2021	2020	2020
Demand	$8,589,922	$8,175,075	$7,522,114	$6,880,091
Savings	6,421,053	6,141,161	6,020,075	5,727,367
Money Market	3,920,477	3,642,604	3,337,236	3,247,511
Time	1,903,663	2,174,841	2,348,298	3,506,665
Total Deposits	$20,835,115	$20,133,681	$19,227,723	$19,361,634

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2021	2021	2020	2020
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$828	$593	$518	$11,559
Commercial real estate	937	937	80	13,168
Construction	—	579	2,043	2,043
Total Commercial Loans	1,765	2,109	2,641	26,770
Residential Loans:
Residential mortgage	7,140	6,999	6,441	6,059
Total Residential Loans	7,140	6,999	6,441	6,059
Total Non-Accrual Loans and Leases	8,905	9,108	9,082	32,829
Other Real Estate Owned	—	—	—	446
Total Non-Performing Assets	$8,905	$9,108	$9,082	$33,275

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$494	$1,365	$2,108	$2,309
Commercial real estate	—	1,054	882	900
Construction	60	89	93	248
Total Commercial Loans	554	2,508	3,083	3,457
Residential Loans:
Home equity line	4,680	4,975	4,818	4,496
Total Residential Loans	4,680	4,975	4,818	4,496
Consumer	1,134	2,024	3,266	2,167
Total Accruing Loans and Leases Past Due 90 Days or More	$6,368	$9,507	$11,167	$10,120

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$36,668	$39,831	$16,684	$11,182
Total Loans and Leases	$13,103,785	$13,300,289	$13,279,097	$13,764,030

Allowance for Credit Losses					Table 12
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(dollars in thousands)	2021	2021	2020	2021	2020
Balance at Beginning of Period	$200,366	$208,454	$166,013	$208,454	$130,530
Adjustment to Adopt ASC Topic 326	—	—	—	—	770
After Adoption of ASC Topic 326	200,366	208,454	166,013	208,454	131,300
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(330)	(963)	(13,974)	(1,293)	(14,175)
Commercial real estate	—	(66)	(2,723)	(66)	(2,723)
Construction	—	—	(379)	—	(379)
Total Commercial Loans	(330)	(1,029)	(17,076)	(1,359)	(17,277)
Residential Loans:
Residential mortgage	—	(98)	(14)	(98)	(14)
Home equity line	—	—	—	—	(8)
Total Residential Loans	—	(98)	(14)	(98)	(22)
Consumer	(3,917)	(6,541)	(8,907)	(10,458)	(17,504)
Total Loans and Leases Charged-Off	(4,247)	(7,668)	(25,997)	(11,915)	(34,803)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	287	215	100	502	320
Commercial real estate	12	3	—	15	—
Construction	—	166	30	166	140
Total Commercial Loans	299	384	130	683	460
Residential Loans:
Residential mortgage	14	17	17	31	152
Home equity line	38	24	8	62	130
Total Residential Loans	52	41	25	93	282
Consumer	2,797	2,655	2,456	5,452	4,539
Total Recoveries on Loans and Leases Previously Charged-Off	3,148	3,080	2,611	6,228	5,281
Net Loans and Leases Charged-Off	(1,099)	(4,588)	(23,386)	(5,687)	(29,522)
Provision for Credit Losses - Loans and Leases	(30,119)	(3,500)	49,493	(33,619)	90,342
Balance at End of Period	$169,148	$200,366	$192,120	$169,148	$192,120
Average Loans and Leases Outstanding	$13,205,086	$13,242,270	$13,956,669	$13,223,575	$13,574,048
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.03%	0.14%	0.67%	0.09%	0.44%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.29%	1.51%	1.40%	1.29%	1.40%

(1)	Annualized for the three and six months ended June 30, 2021 and 2020 and three months ended March 31, 2021.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2021	2020	2019	2018	2017	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$606,765	$422,457	$242,554	$136,069	$48,828	$207,502	$674,340	$23,935	$2,362,450
Special Mention	122	8,994	33,617	12,735	1,425	4,647	14,338	376	76,254
Substandard	—	7,149	2,400	16,246	137	8,731	6,397	1,344	42,404
Other (1)	9,812	8,774	10,337	6,632	3,531	965	43,388	—	83,439
Total Commercial and Industrial	616,699	447,374	288,908	171,682	53,921	221,845	738,463	25,655	2,564,547

Commercial Real Estate
Risk rating:
Pass	288,366	342,013	571,608	557,533	449,551	1,055,803	63,775	2	3,328,651
Special Mention	—	1,482	52,852	16,081	33,022	55,933	7,604	—	166,974
Substandard	—	411	—	7,016	2,069	21,962	502	—	31,960
Other (1)	—	—	—	—	—	483	—	—	483
Total Commercial Real Estate	288,366	343,906	624,460	580,630	484,642	1,134,181	71,881	2	3,528,068

Construction
Risk rating:
Pass	49,592	97,149	296,405	173,352	62,983	70,998	55,892	—	806,371
Special Mention	—	—	494	705	—	361	—	—	1,560
Substandard	—	—	—	373	—	1,378	—	—	1,751
Other (1)	11,829	15,036	5,247	5,381	2,953	2,930	807	—	44,183
Total Construction	61,421	112,185	302,146	179,811	65,936	75,667	56,699	—	853,865

Lease Financing
Risk rating:
Pass	21,690	69,598	55,494	11,376	16,623	60,091	—	—	234,872
Special Mention	545	308	465	246	81	232	—	—	1,877
Substandard	—	2,720	1,668	260	1,072	502	—	—	6,222
Total Lease Financing	22,235	72,626	57,627	11,882	17,776	60,825	—	—	242,971

Total Commercial Lending	$988,721	$976,091	$1,273,141	$944,005	$622,275	$1,492,518	$867,043	$25,657	$7,189,451

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2021	2020	2019	2018	2017	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$570,542	$675,163	$329,047	$224,827	$293,853	$958,515	$—	$—	$3,051,947
680 - 739	68,225	86,857	50,699	43,075	42,753	144,223	—	—	435,832
620 - 679	11,867	12,564	9,988	6,352	9,310	41,478	—	—	91,559
550 - 619	—	1,018	171	1,322	1,752	11,788	—	—	16,051
Less than 550	—	1,274	—	346	2,545	2,807	—	—	6,972
No Score (3)	10,207	8,602	15,988	21,087	18,814	51,217	—	—	125,915
Other (2)	10,440	17,605	12,917	11,910	19,349	20,130	625	155	93,131
Total Residential Mortgage	671,281	803,083	418,810	308,919	388,376	1,230,158	625	155	3,821,407

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	610,924	1,757	612,681
680 - 739	—	—	—	—	—	—	147,286	3,619	150,905
620 - 679	—	—	—	—	—	—	39,660	2,036	41,696
550 - 619	—	—	—	—	—	—	12,966	1,256	14,222
Less than 550	—	—	—	—	—	—	2,025	47	2,072
No Score (3)	—	—	—	—	—	—	3,792	—	3,792
Total Home Equity Line	—	—	—	—	—	—	816,653	8,715	825,368
Total Residential Lending	671,281	803,083	418,810	308,919	388,376	1,230,158	817,278	8,870	4,646,775

Consumer Lending
FICO:
740 and greater	82,086	97,867	100,874	77,671	38,340	16,537	112,925	284	526,584
680 - 739	50,771	70,303	73,024	48,071	26,097	12,183	70,627	747	351,823
620 - 679	21,372	31,170	37,145	25,852	17,799	9,120	31,515	1,258	175,231
550 - 619	2,887	9,729	17,206	14,016	11,217	6,263	10,652	1,234	73,204
Less than 550	322	3,826	6,934	5,439	3,757	2,295	3,184	748	26,505
No Score (3)	834	63	85	51	87	4	33,144	420	34,688
Other (2)	394	370	1,759	52	2,183	49	74,717	—	79,524
Total Consumer Lending	158,666	213,328	237,027	171,152	99,480	46,451	336,764	4,691	1,267,559

Total Loans and Leases	$1,818,668	$1,992,502	$1,928,978	$1,424,076	$1,110,131	$2,769,127	$2,021,085	$39,218	$13,103,785

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation					Table 14
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Income Statement Data:
Net income	$86,741	$57,693	$20,049	$144,434	$58,914
Core net income	$87,704	$57,693	$20,204	$145,397	$59,007

Average total stockholders' equity	$2,691,966	$2,727,701	$2,697,775	$2,709,735	$2,679,293
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,696,474	$1,732,209	$1,702,283	$1,714,243	$1,683,801

Average total assets	$24,015,065	$22,944,699	$22,341,654	$23,482,839	$21,327,479
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$23,019,573	$21,949,207	$21,346,162	$22,487,347	$20,331,987

Return on average total stockholders' equity(1)	12.92%	8.58%	2.99%	10.75%	4.42%
Core return on average total stockholders' equity (non-GAAP)(1)	13.07%	8.58%	3.01%	10.82%	4.43%
Return on average tangible stockholders' equity (non-GAAP)(1)	20.51%	13.51%	4.74%	16.99%	7.04%
Core return on average tangible stockholders' equity (non-GAAP)(1)	20.74%	13.51%	4.77%	17.10%	7.05%

Return on average total assets(1)	1.45%	1.02%	0.36%	1.24%	0.56%
Core return on average total assets (non-GAAP)(1)	1.46%	1.02%	0.36%	1.25%	0.56%
Return on average tangible assets (non-GAAP)(1)	1.51%	1.07%	0.38%	1.30%	0.58%
Core return on average tangible assets (non-GAAP)(1)	1.53%	1.07%	0.38%	1.30%	0.58%

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
	2021	2021	2020	2020
Balance Sheet Data:
Total stockholders' equity	$2,731,341	$2,683,630	$2,744,104	$2,701,897
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,735,849	$1,688,138	$1,748,612	$1,706,405

Total assets	$24,246,328	$23,497,596	$22,662,831	$22,993,715
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$23,250,836	$22,502,104	$21,667,339	$21,998,223

Shares outstanding	129,019,871	129,749,890	129,912,272	129,866,898

Total stockholders' equity to total assets	11.26%	11.42%	12.11%	11.75%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.47%	7.50%	8.07%	7.76%

Book value per share	$21.17	$20.68	$21.12	$20.81
Tangible book value per share (non-GAAP)	$13.45	$13.01	$13.46	$13.14

(1)	Annualized for the three and six months ended June 30, 2021 and 2020 and three months ended March 31, 2021.

GAAP to Non-GAAP Reconciliation					Table 15
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Net interest income	$131,481	$129,158	$127,822	$260,639	$266,505
Core net interest income (non-GAAP)	$131,481	$129,158	$127,822	$260,639	$266,505

Noninterest income	$49,371	$43,868	$45,656	$93,239	$94,884
(Gains) losses on sale of securities	(102)	—	211	(102)	126
Core noninterest income (non-GAAP)	$49,269	$43,868	$45,867	$93,137	$95,010

Noninterest expense	$99,388	$96,306	$91,450	$195,694	$187,916
One-time items(1)	(1,160)	—	—	(1,160)	—
Core noninterest expense (non-GAAP)	$98,228	$96,306	$91,450	$194,534	$187,916

Net income	$86,741	$57,693	$20,049	$144,434	$58,914
(Gains) losses on sale of securities	(102)	—	211	(102)	126
One-time noninterest expense items(1)	1,160	—	—	1,160	—
Tax adjustments(2)	(95)	—	(56)	(95)	(33)
Total core adjustments	963	—	155	963	93
Core net income (non-GAAP)	$87,704	$57,693	$20,204	$145,397	$59,007

Basic earnings per share	$0.67	$0.44	$0.15	$1.11	$0.45
Diluted earnings per share	$0.67	$0.44	$0.15	$1.11	$0.45
Efficiency ratio	54.74%	55.53%	52.70%	55.12%	51.99%

Core basic earnings per share (non-GAAP)	$0.68	$0.44	$0.16	$1.12	$0.45
Core diluted earnings per share (non-GAAP)	$0.68	$0.44	$0.16	$1.12	$0.45
Core efficiency ratio (non-GAAP)	54.13%	55.53%	52.64%	54.81%	51.97%

(1)	One-time items consisted of severance costs.
(2)	Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.